SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): September 3, 2003


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



             Delaware                 000-02324                11-1974412

   (State of Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)              File Number)           Identification No.)



        35 South Service Road, Plainview, New York               11803
         (Address of Principal Executive Offices)              (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On June 27, 2003, Aeroflex Incorporated, a Delaware corporation ("Aeroflex"), MCE Acquisition Corporation, a Michigan corporation and a wholly owned subsidiary of Aeroflex ("Acquisition"), MCE Technologies, Inc., a Michigan corporation ("MCE"), and Michael J. Endres, on behalf of the shareholders and warrantholders of MCE, entered into an Agreement and Plan of Merger (the "Merger Agreement").

         On September 3, 2003, pursuant to the Merger Agreement, MCE and Acquisition were merged. As a result of the merger, all outstanding shares of common stock of MCE now evidence the right to receive .2254 of a share of common stock of Aeroflex, $.10 par value.

         A press release ("Press Release") describing the consummation of the merger was released by Aeroflex on September 3, 2003.

         The Merger Agreement and Press Release are attached hereto as Exhibits
99.1 and 99.2, respectively, and each is incorporated herein by reference in its entirety. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.

            The financial statements of MCE required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date on which this initial report was due to be filed.

      (b)   Pro Forma Financial Information.

            The pro forma financial information as required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date on which this initial report was due to be filed.

      (c)   Exhibits.

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         99.1     Agreement and Plan of Merger, dated as of June 27, 2003, among
                  Aeroflex, Acquisition, MCE and Michael J. Endres (incorporated by reference to Exhibit 99.1 to Form 8-K of Aeroflex Incorporated filed July 2, 2003).

         99.2     Press Release issued by Aeroflex on September 3, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AEROFLEX INCORPORATED

                            By: /s/Michael Gorin
                                ----------------
                                Name:  Michael Gorin
                                Title: President, Chief Financial Officer and
                                       Principal Accounting Officer

Dated:   September 8, 2003


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                                  EXHIBIT INDEX

  Exhibit No.      Description


    99.1 Agreement and Plan of Merger, dated as of June 27, 2003, among Aeroflex, Acquisition, MCE and Michael J. Endres (incorporated by reference to Exhibit 99.1 to Form 8-K of Aeroflex Incorporated filed July 2, 2003).


    99.2           Press Release issued by Aeroflex on September 3, 2003.